SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )



Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            SUNAIR ELECTRONICS, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. |_| No fee required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

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                            SUNAIR ELECTRONICS, INC.
                             3101 S.W. Third Avenue
                         Fort Lauderdale, Florida 33315


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                January 18, 1999

TO THE STOCKHOLDERS OF SUNAIR ELECTRONICS, INC.:

         The 1998 Annual Meeting of Stockholders of SUNAIR ELECTRONICS, INC. will be held at the offices of the company, 3101 S.W. Third Avenue, Fort Lauderdale, Florida on Monday, January 18, 1999 at 10:00 A.M. for the following purposes:

         1. The election of three (3) Directors;

         2. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on December 4, 1998 will be entitled to vote at the meeting or any adjournment thereof.

         We hope you will be able to attend this meeting in person; however, if this is impossible, please promptly sign, date and return the enclosed proxy card regardless of the number of shares you hold so that your shares will be represented at this meeting.

                                              By Order of the Board of Directors

Fort Lauderdale, Florida
December 14, 1998

                            SUNAIR ELECTRONICS, INC.
                             3101 S.W. Third Avenue
                         Fort Lauderdale, Florida 33315


                Approximate date of mailing is December 14, 1998

                                 PROXY STATEMENT

         This statement is furnished in connection with a solicitation by the management of SUNAIR ELECTRONICS, INC. (hereafter called the "Corporation"), of proxies to be used at the Annual Meeting of Stockholders of the Corporation, to be held on Monday, January 18, 1999 at 10:00 A.M., in the offices of the Corporation at 3101 S.W.
Third Avenue, Fort Lauderdale, Florida.

         As of December 1, 1998 there were issued and outstanding 3,743,270 shares of common stock. Only stockholders of record as of the close of business on December 4, 1998 will be entitled to notice of and to vote at the Annual Meeting. Every stockholder will be entitled to vote in person or by proxy for each share of stock standing in his name on the books of the Corporation as of such record date.

         This proxy material was first mailed to stockholders on or about December 14, 1998 together with a copy of the Annual Report of the Corporation for the fiscal year ended September 30, 1998. The Corporation will file with the Securities and Exchange Commission a report on Form 10-K for such fiscal year, a copy of which (including financial statements and schedules thereof) will be provided without charge to any stockholder upon written request, addressed to the Secretary of the Corporation at its address set forth on the first page of this Proxy Statement. If a shareholder requests copies of any exhibits of such Form 10-K filing, the Corporation may require the payment of a fee covering its reasonable expenses in furnishing such exhibits. No material contained in either the Annual Report being mailed to all stockholders or the report on Form 10-K is to be regarded as proxy soliciting material.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following information is given with respect to any person who to the knowledge of the Corporation's management owns beneficially more than 5% of any class of voting securities of the Corporation outstanding on the most recent record date, and with respect to ownership of such securities by the Corporation's officers and directors.

         Based solely upon a review of information furnished to the registrant during the most recent fiscal year, including written representations, no director, officer or beneficial owner of more than 10% of the company's common stock failed to file on a timely basis reports required by Section 16(A) of the Exchange Act during fiscal year 1998.

(A)  Security  Ownership of Certain Beneficial Owners.

         Title                Name and Address                    Amount and Nature               Percent
       of Class             of  Beneficial Owner               of Beneficial Ownership           of Class
       --------             --  ----------------               -----------------------           --------
      Common               Robert Uricho, Jr.                         *2,272,900                  60.72%
                           Board Chairman & CEO
                           3101 S.W. 3rd Avenue
                           Fort Lauderdale, FL

(B)  Security Ownership of Management

         Title                Name and Address                    Amount and Nature               Percent
       of Class              of Beneficial Owner               of Beneficial Ownership         of Class (1)
       --------              -------------------               -----------------------         ------------
      Common               Robert Uricho, Jr.                         *2,272,900                  60.72%
                           Board Chairman & CEO
                           3101 S.W. 3rd Avenue
                           Fort Lauderdale, FL

      Common               All Other                                       6,076                    **
                           Officers and Directors

      Common               All Officers and Directors                  2,278,976                  60.88%
                           As a group (6)

* Includes 278,900 shares held by the University of Florida Foundation, Inc. as Trustee of a Charitable Remainder Unitrust of which Mr. Uricho is the income beneficiary.
**   Less than 1%.
(1)  Based upon 3,743,270 shares outstanding at December 1, 1998.

While the Corporation has 500,000 authorized shares of preferred stock, no par value, none have been issued. The only stock outstanding is 10 cents par value Common Stock.

                            THE ELECTION OF DIRECTORS

         It is intended that persons named in the proxy, unless otherwise indicated, will vote for the election of the three (3) nominees listed below (three directors was the number last approved by the stockholders) to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         Each nominee has consented to serve for the next ensuing year, or until his successor is elected and qualified. However, if any nominees for any reason presently unknown will be unable to serve, the valid proxy will be voted for the remaining nominees and will be voted by the proxy holders in their discretion for the election of a substitute nominee.

         Each of the nominees was elected to his present term of office at the last Annual Meeting of Stockholders.

         The following information with respect to the principal occupation or employment and name and principal business of the Corporation, or other organization in which such occupation or employment is carried on, and in regard to other affiliations and directorships and to beneficial ownership of shares of common stock of the Corporation at December 4, 1998 has been furnished to the Corporation by the respective nominees for directors.

Earl M. Anderson, Jr. has been a director of the Corporation since 1969.
       Mr. Anderson is an independent management consultant and has been so engaged since 1964. Since 1978, he had also served as President of Distinctive Devices, Inc., which corporation, until the recent sale of its operating businesses, manufactured and imported soil and water test instruments.
       Age:  73
       SUNAIR SHARES OWNED:  776 common shares
       Member of Audit Committee

George F. Arata, Jr. held, prior to his retirement in 1991, executive positions, including President and Director, with Southeast Banks in various locations in South Florida.
       Age:  69
       SUNAIR SHARES OWNED:  500 common shares.
       Member of Audit Committee

Robert Uricho, Jr., Chairman of the Board and Chief Executive Officer of the
       Corporation, has been a director of the Corporation since he founded the Corporation in 1956.
       Age:  83
       SUNAIR SHARES OWNED: 2,272,900 common shares representing 60.72% of the issued and outstanding common stock of the Corporation, includes 278,900 shares owned by the University of Florida as Trustee of a Charitable Remainder Unitrust of which Mr. Uricho is the income beneficiary.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees of the Board

         The following are the principal functioning committees of the Board of Directors, the membership and principal responsibilities of which are described below:

Audit Committee

         Members: Messrs. Anderson and Arata

         The Audit Committee reviews the scope and results of the audit by the independent accountants and proposes the appointment of such accountants subject to approval of the Board. The Committee also reviews the adequacy of the Company's system of internal controls and procedures and reviews with the independent accountants its proposals and suggestions pertaining to internal control and procedures.

Stock Option and Compensation Committees

         The Stock Option and Compensation Committees were not active in fiscal 1998.

                             DIRECTORS' COMPENSATION

         Directors who are not full-time employees of the Company are paid an annual retainer of $5,000 and an attendance fee of $1,000 for each meeting of Sunair's Board, plus travel expenses incurred in connection therewith. The Audit Committee consists of two non-management Board members, who are paid $1,000 each for a committee meeting. Directors who are full-time employees of the Company are not paid any fees or additional remuneration for services as members of the Board or any committee thereof.


                   ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

         During the 1998 fiscal year, the Board held four meetings. Attendance at such meetings of the Board was 100%.


                   DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS

         The deadline by which stockholder proposals must be submitted for consideration at the January, 2000 Annual Meeting of Stockholders is September 1, 1999, under the rules of the Securities and Exchange Commission.



                                     EXECUTIVE COMPENSATION AND OTHER MATTERS

                                            Summary Compensation Table

                                  Annual Compensation                          Long Term Compensation
                        --------------------------------------- --------------------------------------------------
                                                                     Awards                 Payouts
                                                                --------------            ----------
Name and                                          Other Annual    Restricted    Options/     LTIP       All Other
Principal Position      Year    Salary    Bonus   Compensation   Stock Awards     SARs     Payments   Compensation
------------------      ----    ------    -----   ------------  --------------  --------  ----------  ------------
Robert Uricho, Jr.      1998   $175,000   None        None           None         None       None         None
Chairman, President     1997   $175,000   None        None           None         None       None         None
Chief Executive Officer 1996   $175,000   None        None           None         None       None         None

Compensation Report

Executive Officer Compensation. The philosophy of the Company's compensation program is to offer competitive opportunities for all executive employees, except Mr. Uricho, which are based on the individual's personal performance and contribution to the Company's success. Base salary is determined by the skills and expertise required for a specific executive's job and by the performance of the executive in that job. Base salary is established annually in large measure by comparison to the compensation paid to persons holding comparable positions in similar or related industries and by general compensation levels in the local markets. Executive compensation is not specifically related to the Company's performance.

Chief Executive Officer Compensation. Mr. Uricho is a majority stockholder in the company controlling 60.72% of the shares outstanding. His salary was first negotiated between Mr. Uricho and the Compensation Committee in 1985 at a level significantly less than compensation paid to persons holding comparable positions in similar or related industries. Mr. Uricho has received his salary of $175,000 with no added incentives, since 1985. His compensation is not specifically related to the Company's performance.

Stock Options. The Company has a non-qualified stock option plan for key employees and reserved 100,000 shares of the Company's common stock for future issuance under the plan at an exercise price of $3.00 per share. All stock options granted previously have expired or been cancelled and no stock options are currently outstanding.

                                PERFORMANCE GRAPH
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
           AMONG SUNAIR ELECTRONICS, INC., THE AMEX MARKET VALUE INDEX
                    AND THE S & P ELECTRONICS (DEFENSE) INDEX


                                                           Cumulative Total Return
                                          ----------------------------------------------------------------
                                                9/93       9/94      9/95       9/96      9/97       9/98

SUNAIR ELECTRONICS, INC.                      100.00      66.67     84.44      91.11     84.44      53.33
AMEX MARKET VALUE                             100.00      99.66    118.32     124.13    156.28     140.52
S & P ELECTRONICS (DEFENSE)                   100.00     113.21    176.00     309.28    334.22     310.47


--------------------

* $100 invested on 09/30/93 in stock or index--including reinvestment of dividends. Fiscal year ending September 30.

                             INDEPENDENT ACCOUNTANTS

The firm of Puritz and Weintraub was designated by the Board of Directors to audit the financial statements for the Company and its subsidiary for the fiscal year ending September 30, 1998. The firm has been the Company's independent accountant since July 19, 1988 and is considered to be well qualified.

         Representatives of Puritz and Weintraub are expected to be present at the Annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 PROXY-EXPENSES

         The enclosed Proxy is solicited by the management.

         If the enclosed form of Proxy is executed and returned, it will be voted in accordance with the indicated preference. If not otherwise specified, it will be voted in favor of all propositions set forth in the Notice of Annual Meeting. It may, nevertheless, be revoked at any time insofar as it has not been exercised.

         The expenses in connection with this solicitation of proxies, including the cost of preparing, assembling and mailing, will be paid by the Corporation. In addition to the solicitation of proxies by the use of mails, it is possible that proxies may be solicited by certain directors personally, and by officers and employees personally or by telephone. In such an event, such directors, officers or employees will receive no additional remuneration therefor.

                                  OTHER MATTERS

         Management is unaware of any other business to be presented for consideration at the meeting of the stockholders. If, however, other business should properly come before the meeting, the proxies will be voted in accordance with the best judgement of the proxy holders.

Dated:   December 14, 1998
         Fort Lauderdale, Florida

PROXY


The undersigned, revoking previous proxies for such stock, hereby appoints ROBERTO URICHO, JR., and S.B. DURHAM, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as designated below, all of the shares of common stock of SUNAIR ELECTRONICS, INC., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Monday, January 18, 1999 at 10:00 A.M., and at any adjournment thereof.

1. Nominees for Directors are: Mr. Earl M. Anderson, Jr., Mr. George F. Arata, Jr., and Mr. Robert Uricho, Jr.


   (  ) VOTE FOR ALL NOMINEES LISTED ABOVE EXCEPT VOTE WITHHELD FROM FOLLOWING NOMINEES (if any). _________________
        ___________________________________________________________________________________________________________
   (  ) WITHHOLD VOTE FROM ALL NOMINEES.


2. On any other business as may properly come before the meeting.        THIS PROXY IS SOLICITED BY THE MANAGEMENT
                                                                         AND WILL BE VOTED IN FAVOR OF THE ABOVE
                                                                         NOMINEES AND PROPOSITIONS IF NO INSTRUCTIONS
                                                                         THEREOF ARE INDICATED.



                                                                         Dated this ______ day of ______________, 199___
                                                                         _______________________________________________
                                                                         _______________________________________________
                                                                         (Please sign exactly as your name appears on this
                                                                         Proxy. If signing for estates, trusts or a corporation,
                                                                         title and capacity should be stated. If shares are held
                                                                         jointly, each holder should sign.)
                                                                         PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

